UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2025

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

DE	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (952) 888-8801
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 6, 2025, The Toro Company, a Delaware corporation (the “Company”) and Tornado Acquisition Company ULC, an unlimited liability corporation incorporated under the laws of Alberta (“Purchaser”), entered into an Arrangement Agreement (the “Agreement”) with Tornado Infrastructure Equipment Ltd. (TSX-V: TGH), a corporation existing under the laws of the Province of Alberta (“Tornado”), to acquire all of the issued and outstanding securities of Tornado (the “Acquisition”). Tornado is a publicly held manufacturer of vacuum trucks and industrial equipment solutions for the underground construction, power transmission and energy markets. The Acquisition is currently anticipated to close during the Company’s fiscal 2026 first quarter.

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, at the effective time of the Acquisition, all common shares of Tornado shall be transferred to the Purchaser (free and clear of all liens), and Tornado will become a wholly-owned subsidiary of the Purchaser. Subject to the terms and conditions of the Agreement, the Company will purchase all outstanding shares of Tornado for CAD $1.92 per share for a total fully diluted equity value of CAD $279 million.

The Company, the Purchaser, and Tornado have made customary representations, warranties, covenants and indemnities in the Agreement. Subject to certain limitations, the Company, the Purchaser and Tornado have agreed to indemnify the other party for certain matters, including breaches of representations, warranties and covenants.

The Agreement and the Acquisition contemplated thereby have been approved by the Board of Directors of the Company, and subsequent to the execution of the Agreement, Tornado will seek the requisite approval of the Tornado shareholders.

In addition to approval by Tornado’s shareholders, the completion of the Acquisition is subject to certain antitrust, other regulatory approvals and customary closing conditions, including, among others: (1) the absence of certain legal impediments to the consummation of the Acquisition; (2) the receipt of all consents, approvals or waivers required under applicable antitrust laws; and (3) the accuracy of representations and warranties made by the Company, the Purchaser and Tornado, respectively.

The Acquisition is not subject to any financing condition. The Company plans to fund the Acquisition with cash on hand, borrowings from the Company’s unsecured senior revolving credit facility, and/or other potential additional financing arrangements that the Company may pursue.

The Agreement contains customary termination rights for the parties thereto, including (1) the right of the Company, the Purchaser and Tornado to terminate the Agreement if the Acquisition is not consummated on or before February 6, 2026 and (2) the right of the Company, the Purchaser or Tornado to terminate the Agreement (subject to certain conditions) if the other party is in breach of the Agreement and the breach would cause the applicable closing condition related to accuracy of that party’s representations and warranties or the performance of that party’s obligations under the Agreement to not be met.

The foregoing description of the Agreement is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Agreement and related description are intended to provide information regarding the terms of the Agreement and are not intended to modify or supplement any factual disclosures about the Company in its reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, the Purchaser or Tornado. The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances under which a party may have the right not to consummate the Acquisition if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. As is customary, the assertions embodied in the representations and warranties made by Tornado in the Agreement are qualified by information contained in confidential disclosure schedules that Tornado has delivered to the Company and the Purchaser in connection with the signing of the Agreement. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Shareholders of the Company are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Purchaser and Tornado. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement.
Item 7.01 Regulation FD Disclosure.

On October 6, 2025, the Company issued a press release announcing the execution of the Agreement described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1*	Arrangement Agreement dated as of October 6, 2025 among The Toro Company, Tornado Acquisition Company ULC, and Tornado Infrastructure Equipment Ltd.
99.1	Press Release dated October 6, 2025 issued by The Toro Company
*	Certain exhibits and schedules to the Arrangement Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and that are subject to the safe harbor created by those sections. In addition, the Company or others on its behalf may make forward-looking statements relating to the pending Acquisition from time to time in oral presentations, including telephone conferences and/or web casts open to the public, in press releases or reports, on our web sites or otherwise. Statements that are not historical are forward-looking and reflect expectations and assumptions. Forward-looking statements are based on the Company’s current expectations of future events, and often can be identified in this report and elsewhere by using words such as “expect,” “strive,” “looking ahead,” “outlook,” “guidance,” “forecast,” “goal,” “optimistic,” “anticipate,” “continue,” “plan,” “estimate,” “project,” “believe,” “should,” “could,” “will,” “would,” “possible,” “may,” “likely,” “intend,” “can,” “seek,” “potential,” “pro forma,” or the negative thereof and similar expressions or future dates. Some of the forward-looking statements in this report about the Company’s acquisition of Tornado include the expectation that the Acquisition will close during the Company’s fiscal 2026 first quarter, the expectation the requisite approval of the Tornado shareholders will be received after execution of the Agreement, and the Company’s plans for funding the Acquisition. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied. The following are some of the factors known to the Company that could cause the Company’s actual results to differ materially from what the Company has anticipated in its forward-looking statements: delays in completing the Acquisition and the risk that the Acquisition may not be completed at all; the failure by the Company to achieve the net sales, earnings, and any cost or revenue synergies expected from the Acquisition or delays in the realization thereof; delays and challenges in integrating the businesses after the Acquisition is completed; business disruption during the pendency of and following the Acquisition; loss of key personnel; unanticipated liabilities or exposures for which the Company has not been indemnified or may not recover; infringement of intellectual property rights of others associated with the rights acquired in the Acquisition; and general adverse business, economic or competitive conditions. For more information regarding these and other uncertainties and factors that could cause the Company’s actual results to differ materially from what it has anticipated in its forward-looking statements or otherwise could materially adversely affect its business, financial condition or operating results, see the Company’s most recently filed Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors”. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement which speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, the risks described in the Company’s most recent Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors,” as well as others that the Company may consider immaterial or does not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning the Company and its businesses, including factors that potentially could materially affect the Company’s financial results or condition, may emerge from time to time. The Company undertakes no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises you, however, to consult any further disclosures it makes on related subjects in its future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that the Company may file with or furnish to the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: October 8, 2025	/s/ Joanna M. Totsky
Joanna M. Totsky
Vice President, General Counsel and Corporate Secretary